Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
X
In re:	:	Chapter 11
:
BLOCKBUSTER INC., et al.[1]	:	Case No: 10-14997
:
Debtors.	:	Jointly Administered
X

Monthly Operating Report For the Period

From November 29, 2010 to January 2, 2011

DEBTORS’ ADDRESS:	1201 Elm Street
Dallas, Texas 75270
Telephone: (214) 854-3000
Facsimile: (214) 854-4848

DEBTORS’ ATTORNEYS:	Stephen Karotkin
WEIL, GOTSHAL & MANGES LLP
767 Fifth Avenue
New York, New York 10153
Telephone: (212) 310-8800
Facsimile: (212) 310-8007
-and-
Martin A. Sosland (admitted pro hac vice)
WEIL, GOTSHAL & MANGES LLP
200 Crescent Court, Suite 300
Dallas, Texas 75201
Telephone: (214) 746-7700
Facsimile: (214) 746-7700

This Monthly Operating Report (“MOR”) has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in these chapter 11 cases and is in a format acceptable to the United States Trustee. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with generally accepted accounting principles (“GAAP”) in the United States.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Bruce Lewis	2/15/2011
Bruce Lewis
Senior Vice President and Controller
Blockbuster Inc.

[1]

The Debtors, together with the last four digits of each Debtor’s federal tax identification number, are Blockbuster Inc. (5102); Blockbuster Canada Inc. (1269); Blockbuster Digital Technologies Inc. (9222); Blockbuster Distribution, Inc. (0610); Blockbuster Gift Card, Inc. (1855); Blockbuster Global Services Inc. (3019); Blockbuster International Spain Inc. (7615); Blockbuster Investments LLC (6313); Blockbuster Procurement LP (2546); Blockbuster Video Italy, Inc (5068); Movielink, LLC (5575); Trading Zone Inc. (8588); and B2 LLC (5219).

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	11/29/2010 - 1/2/2011

		Federal Tax I.D. #	52-1655102

CORPORATE MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	x
Copies of bank statements			x
Cash disbursements journals			x
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt			x
Copies of tax returns filed during reporting period			x
Summary of Unpaid Post-petition Debts	MOR-4	x
Listing of Aged Accounts Payable			x
Accounts Receivable Reconciliation and Aging	MOR-5	x
Taxes Reconciliation and Aging	MOR-5	x
Payments to Insiders and Professionals	MOR-6	x
Post Petition Status of Secured Notes, Leases Payable	MOR-6	x
Debtor Questionnaire	MOR-7	x

FORM MOR

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	11/29/2010 - 1/2/2011

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

(in millions)

	5 weeks ended	For the Period
	1/2/2011	9/23/2010-1/2/2011

Cash flows from operating activities:
Net income (loss)	$(11.7)	$(90.3)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and intangible amortization	5.2	27.4
Rental library purchases	(9.6)	(60.9)
Rental library amortization	20.7	62.0
Loss on sale of store operations	—	19.3
Impairment of long-lived assets	18.8	18.8
Non-cash share-based compensation	0.2	0.2
Gain on sale of store operations	—	—
Deferred taxes and other	0.7	(28.0)
Reorganization items, net of cash payments	(5.7)	(0.2)
Changes in operating assets and liabilities:
Change in receivables	(5.3)	(4.0)
Change in merchandise inventories	11.5	(11.2)
Change in prepaid and other assets	(14.2)	(20.1)
Change in accounts payable	26.9	115.0
Change in accrued expenses and other liabilities	(3.5)	10.6

Net cash provided by (used in) operating activities	34.0	38.6

Cash flows from investing activities:
Capital expenditures	(2.2)	(6.2)
Change in restricted cash	—	0.8
Proceeds from sale of store operations	(3.3)	—
Other investing activities	0.1	0.2

Net cash provided by (used in) investing activities	(5.4)	(5.2)

Cash flows from financing activities:
Proceeds from DIP Financing	20.0	93.8
Repayments on DIP Financing	(43.3)	(93.8)
Repayments on senior secured notes	—	—
Debt financing costs	—	(4.6)
Capital lease payments	(0.2)	(0.9)

Net cash provided by (used in) financing activities	(23.5)	(5.5)

Effect of exchange rate changes on cash	—	—

Net decrease in cash and cash equivalents	5.1	27.9
Cash and cash equivalents at beginning of period	61.1	38.3

Cash and cash equivalents at end of period	$66.2	$66.2

FORM MOR-1

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	11/29/2010 - 1/2/2011

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

GL#	Bank Name	Bank Balance	Deposits & Transfers in Transit	O/S, Bank Service Charges, Adjustments to GL	Other Reconciling Items	GL Balance
575.1017.0003	Wachovia ProCo	$45,948	$—	$—	$—	$45,948
80017.1017.0005	JPM Chase Lockbox	$417,792	$—	$—	$—	$417,792
25.1017.0006	Wells Fargo Avista Funding	$450,573	$—	$—	$—	$450,573
03101.1017.0006	Wachovia Funding	$2,323,697	$—	$—	$—	$2,323,697
03501.1017.0006	JPM Chase Met Life Funding	$81,221	$—	$—	$—	$81,221
03101.1019	Wachovia Cash Concentration	$—	$2,648,723	$—	$—	$2,648,723
25.1024	Right of Setoff	$—	$—	$—	$—	$55,790
25.1025	Wells Fargo Avista Disbursements	$—	$—	$(453,122)	$—	$(453,122)
575.1025	Wachovia ProCo AP Disbursements	$—	$—	$(12,609)	$—	$(12,609)
03101.1025	Wachovia AP Disbursements	$—	$—	$(1,205,246)	$—	$(1,205,246)
03501.1025	BofA Sedgwick Ins Disbursements	$132,271	$—	$(184,544)	$(462)	$(52,735)
80017.1025	BofA AP Disbursements	$—	$—	$(506)	$—	$(506)
03101.1026	Wachovia EFT	$—	$—	$—	$—	$—
03101.1032	Wachovia Payroll Disbursements	$—	$—	$(4,542,980)	$16,811	$(4,526,169)
xxxxx.10370000	Single Store depository only accounts	$—	$—	$—	$—	$1,030,630
xxxxx.10380000	Store concentration accounts	$3,583,724	$6,377,876	$(15,123)	$(39,813)	$9,906,663
03101.10390000	Bank of New York Returned Checks	$1,115	$—	$—	$—	$1,115
xxxxx.10480000	Cash - Store Drawer	$—	$—	$—	$—	$2,226,075
1049.0001	OL NRP Sale-Corp E-Comm	$—	$—	$—	$—	$—
1049.0002	OL NRP Return - Corp Ecomm	$—	$—	$—	$—	$—
1049.0005	Ecomm Tender Clearing	$—	$—	$—	$—	$—
1049.0006	Ecomm Refund Clearing	$—	$—	$—	$—	$—
1049.0008	Ecomm Digital Rental	$—	$—	$—	$—	$—
1049.0009	Ecomm Digital Rental Refund	$—	$—	$—	$—	$—
1049.0010	Host Payment Tender Clearing	$—	$—	$—	$7,560	$7,560
xxxxx.1060.0001	Mastercard/Visa Draft Capture	$—	$11,796,595	$—	$(7,904)	$11,788,691
xxxxx.1060.0002	American Express Draft Capture	$—	$1,144,548	$—	$(2,537)	$1,142,011
xxxxx.1060.0004	Discover Draft Capture	$—	$571,582	$—	$(107)	$571,475
xxxxx.1060.0006	Debit Card Draft Capture	$—	$3,976,967	$—	$(1,295)	$3,975,672
xxxxx.1060.0007	E-check Draft Capture	$—	$44,747	$—	$0	$44,747
xxxxx.1060.0011	Paypal Draft Capture	$—	$26,248	$—	$0	$26,248
03101.1078.0004	Wachovia Overnight Investment	$35,494,000	$357	$—	$—	$35,494,357
25.1078.0005	Citigroup Investments	$193,890	$—	$—	$—	$193,890

	Total Cash & Cash Equivalents	$42,724,231	$26,587,644	$(6,414,130)	$(27,747)	$66,182,493

*	Single store depository accounts are reconciled one month in arrears.

Note: Due to the voluminous nature of the request for the Debtors’ bank statements and disbursement journals, summaries of these requests have been provided.

FORM MOR-1 (CONT.)

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	11/29/2010 - 1/2/2011

STATEMENT OF OPERATIONS (Income Statement)

(in millions)

	5 weeks ended 1/2/2011	For the Period 9/23/2010-1/2/2011

Revenues:
Base rental revenues	$139.9	$364.3
Previously rented product (“PRP”) revenues	28.8	72.7

Total rental revenues	168.7	437.0
Merchandise sales	32.8	78.2
Other revenues	5.0	11.7

	206.5	526.9

Cost of sales:
Cost of rental revenues	57.2	147.1
Cost of merchandise sold	28.2	63.1

Total cost of sales	85.4	210.2

Gross profit	121.1	316.7

Operating expenses:
General and administrative	108.4	307.3
Advertising	14.8	26.0
Depreciation and intangible amortization	5.2	27.4
Impairment of goodwill and other long-lived assets	18.8	18.8

	147.2	379.5

Operating income (loss)	(26.1)	(62.8)
Interest expense	0.5	1.2
Interest income	—	—
Other items, net	0.5	0.8

Income (loss) from continuing operations before reorganization items and income taxes	(27.1)	(64.8)
Reorganization items, net (income)/loss	(6.1)	9.7
(Benefit)/provision for income taxes	—	0.5
Equity in (income)/loss of non-debtor subsidiaries	(9.3)	(4.0)

Income (loss) from continuing operations	(11.7)	(71.0)
Income (loss) from discontinued operations, net of tax	—	(19.3)

Net income (loss)	(11.7)	(90.3)
Preferred stock dividends	—	—

Net income (loss) applicable to common stockholders	$(11.7)	$(90.3)

FORM MOR-2

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	11/29/2010 - 1/2/2011

BALANCE SHEET

(in millions)

As of 1/2/2011
Assets
Current assets:
Cash and cash equivalents	$66.2
Receivables, less allowances	35.3
Receivables from non-debtor subsidiaries	27.6
Merchandise inventories	100.3
Rental library, net	188.7
Prepaid and other current assets	84.3

Total current assets	502.4
Property and equipment, net	125.2
Deferred income taxes	77.0
Investment in non-debtor subsidiaries	280.0
Intangibles, net	4.8
Restricted cash	34.3
Other assets	38.0

$1,061.7

Liabilities and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable	$145.8
Accrued expenses	194.4
Debtor-in-possession loan	—
Deferred income taxes	77.0

Total current liabilities	417.2
Other liabilities	12.1

429.3
Liabilities subject to compromise	1,174.8

1,604.1

Total stockholders’ equity (deficit)	(542.4)

$1,061.7

FORM MOR-3

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	11/29/2010 - 1/2/2011

STATUS OF POST-PETITION TAXES

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Ending Tax
Withholding	$1,300,922	$2,692,484	$(3,976,439)	$16,968
FICA-Employee	1,170,656	2,438,835	(3,544,302)	65,188
FICA-Employer	1,170,656	2,438,835	(3,544,302)	65,188
Unemployment	124,630	49,900	(61)	174,469
Income				—
Other:

Total Federal Taxes	3,766,864	7,620,054	(11,065,104)	321,813

State and Local
Withholding	404,944	775,380	(1,179,442)	882
Sales	7,702,666	13,705,538	(12,542,450)	8,865,754
Excise	—	—	—
Unemployment	566,853	216,048	(9,444)	773,457
Real Property[1,2]	60,398	26,194	(65,261)	21,331
Personal Property[2]	3,454,023	491,393	(769,838)	3,175,578
Other: Income/Franchise[3]	1,848,868	70,920	(22,062)	1,897,726
Total State and Local	14,037,753	15,285,473	(14,588,497)	14,734,728

Total Taxes	$17,804,617	$22,905,526	$(25,653,602)	$15,056,541

SUMMARY OF UNPAID POST-PETITION DEBTS

Attach aged listing of accounts payable.
	Number of Days Past Due
DESCRIPTION	Current	0-30	31-60	61-90	Over 91	Total
AP - Product	$90,101,062	$9,218,349	$3,861,540	$(4,391,300)	$(5,881,265)	$92,908,386
AP - Legal & Professional Fees	3,058,152	54,022	77,875	6,918	6,713	3,203,679
AP - Other	9,509,347	28,694,225	(23,240)	(262,504)	(654,517)	37,263,310

TOTAL POST-PETITION DEBTS[4]	$102,668,561	$37,966,595	$3,916,175	$(4,646,886)	$(6,529,070)	$133,375,375

Explain how and when the Debtor intends to pay any past due post-petition debts.

Past due product amounts pending accomodation agreements. Past due legal amounts pending other requirements.

Other past due amounts reflect normal processing lag time, vendors not submitting invoices in a timely manner and certain contracts under negotiation.

Items delayed by processing lag are normally paid within 60 days.

Past due credits reflect payments in advance and product return credits.

1 - Blockbuster leases the substantial majority of its stores. Accordingly, real property taxes paid pursuant to such lease obligations are not reported herein as such payments are captured within leases payable.

2 - The Real Property and Personal Property taxes are considered “postpetition” based off of when the payment is assessed by the taxing authority.

3 - Although Franchise/Income taxes are “incurred” on an accrual basis, we have included prepetition accruals since the payments for these taxes will be based on the entire year.

4 - Variance to total accounts payable on Balance Sheet is due to pre-petition balances that are not subject to compromise and have been approved for payment by order of the Bankruptcy Court or relate to various accounts payable accrual amounts that are not aged.

5 - Due to the voluminous nature of the request for the Debtors’ listing of aged accounts, a summary has been provided.

6 - Due to the voluminous nature of this request, the Debtors have not included copies of Form 6123 and tax returns filed during this period.

FORM MOR-4

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	11/29/2010 - 1/2/2011

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$30,059,188
Plus: Amounts billed during the period	11,734,736
Less: Amounts collected during the period	(8,333,825)
Less: Amounts written off during the period	(2,167,143)
Less: Amounts reserved during the period	(263,399)
Change in store accounts receivable, net	4,309,259

Total Accounts Receivable at the end of the reporting period	$35,338,816

Accounts Receivable Aging	11/28/2010
0 – 30 days old	$16,724,220
31 – 60 days old	2,316,059
61 – 90 days old	1,748,026
91 – 120 days old	1,051,448
121+ days old	1,013,275
Total Aged Accounts Receivable	22,853,028
Store Accounts Receivable[1]	18,754,576
Total Accounts Receivable	41,607,605
Less: Bad Debts (Amount considered uncollectible)	(6,268,789)

Net Accounts Receivable	$35,338,816

1 - All store accounts receivable are less than 90 days.

TAXES RECONCILIATION AND AGING

Taxes Payable	Current	1-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal	$321,813					$321,813
State and Local	14,734,728					14,734,728
Other

Total Taxes Payable	$15,056,541					$15,056,541

FORM MOR-5

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	11/29/2010 - 1/2/2011

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS

NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
(1)
NONE

TOTAL PAYMENTS TO INSIDERS

(1)	No payments other than ordinary wages and benefits occurred during the reporting period.

PROFESSIONALS

NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID 11/29/2010 - 1/2/2011	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID*
SIDLEY AUSTIN LLP (1)	9/27/2010	$1,898,582	$493,675	$1,230,716	$667,867
JEFFERIES & COMPANY INC (1)	9/27/2010	469,443	125,971	469,443	—
ALVAREZ & MARSAL NORTH AMERICA LLC (3)	10/27/2010	1,115,954	491,517	491,517	624,437
ROTHSCHILD INC (3)	11/2/2010	212,252	116,390	116,390	95,862
KURTZMAN CARSON CONSULTANTS LLC (3)	9/23/2010	2,435,818	1,261,549	1,261,549	1,174,269
DJM ASSET MANAGEMENT LLC (3)	11/23/2010	150,000	150,000	150,000	—
RETAIL REGROUP INC (3)	11/23/2010	150,000	150,000	150,000	—
DELOITTE TAX LLP (3)	11/9/2010	158,045	—	—	158,045
SKADDEN ARPS SLATE MEAGHER & FLOM LLP (1)	9/27/2010	170,063	—	28,343	141,720
KORN/FERRY INTERNATIONAL (3)	11/10/2010	131,629	112,000	112,000	19,629
COOLEY GODWARD KRONISH LLP (2)	11/23/2010	695,732	—	—	695,732
FTI CONSULTING (2)	12/2/2010	325,368	—	—	325,368
BLOODWORTH CARROLL & BANOWSKY PC (3)	11/23/2010	18,000	—	—	18,000
RAY & GLICK LTD. (3)	11/23/2010	81,000	—	—	81,000
CHAIKEN LEGAL GROUP PC (3)	11/23/2010	47,000	—	—	47,000
SHEPPARD MULLIN (1)	9/27/2010	201,507	—	—	201,507

TOTAL PAYMENTS TO PROFESSIONALS		$8,260,393	$2,901,101	$4,009,958	$4,250,435

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED
(1)	Fees paid pursuant to the DIP Financing Order for professionals of the DIP lenders and DIP Agent.
(2)	Fees for professionals retained to represent Unsecured Creditors’ Committee
(3)	Fees for professionals retained to represent Blockbuster Inc.

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE

AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID DURING MONTH	TOTAL UNPAID POST- PETITION
DIP Financing***	$—	$43,253,020	$—
DIP Interest***		381,412	—
Leases Payable	55,125,103	28,854,566	26,270,537
Adequate Assurance Payments - Utilities	401,066	401,066	—
Adequate Assurance Payments - Insurance	600,000	600,000	—

TOTAL PAYMENTS		$73,490,064	$26,270,537

***	During the period 11/29/2010 to 1/2/2011, Debtor borrowed $20.0 million and repaid $43.2 million. In accordance with the Final Order (I) Authorizing Postpetition Superpriority Secured Financing Pursuant to 11 U.S.C. §§ 105(a), 361, 362, 364(c)(1), 364(c)(2), 364(c)(3), 364(d)(1) and 364(e), (II) Authorizing Postpetition Use of Cash Collateral Pursuant to 11 U.S.C. § 363, and (III) Granting Adequate Protection Pursuant to 11 U.S.C. §§ 361, 362, 363 and 364 [Docket No. 432] (the “DIP Financing Order”), payments are not scheduled on a monthly basis, but are due based on certain covenants in the DIP Financing Order or made at the discretion of the Debtors.

FORM MOR-6

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	11/29/2010 - 1/2/2011

DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No

1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X

2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X

3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X

4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X

5	Is the Debtor delinquent in paying any insurance premium payment?		X

6	Have any payments been made on pre-petition liabilities this reporting period?	X

7	Are any post petition receivables (accounts, notes or loans) due from related parties?	X

8	Are any post petition payroll taxes past due?		X

9	Are any post petition State or Federal income taxes past due?		X

10	Are any post petition real estate taxes past due?		X

11	Are any other post petition taxes past due?		X

12	Have any pre-petition taxes been paid during this reporting period?	X

13	Are any amounts owed to post petition creditors delinquent?	X

14	Are any wage payments past due?		X

15	Have any post petition loans been received by the Debtor from any party?	X

16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X

17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?	X

18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

6	Pre-petition amounts have been paid under respective Court orders.

7	Subject to the provisions of the DIP Financing Order and agreement with the lenders thereunder, the Debtors are authorized to enter into certain limited ordinary course intercompany transactions with their foreign non-debtor affiliates. During this period, the Debtors have entered into such ordinary course transactions that have resulted in receivables from these foreign non-debtor affiliates.

12	Pre-petition taxes have been paid under the Final Order Pursuant to 11 U.S.C. §§ 105(a), 363(b), 507(a)(8), and 541 and Fed R. Bank. P.6003 and 6004 Authorizing Debtors to Pay Prepetition Taxes and Assessments [Docket No. 355].

13	Other past due amounts reflect normal processing lag time, vendors not submitting invoices in a timely manner and certain contracts under negotiation. Items delayed by processing lag are normally paid within 60 days.

15	In accordance with the DIP Financing Order, borrowings of $20.0 million and payments of $43.2 million were made during the period 11/29/2010 to 1/2/2011.

As of January 1, 2011, there was a $0 outstanding balance under the revolving loans.

17	Kurtzman Carson Consultants LLC and Cooley Godward Kronish LLP were not current for the period due to administrative delays in processing of the invoices; the Debtors have made Kurtzman Carson Consultants LLC and Cooley Godward Kronish LLP current as of 2/15/2011.

FORM MOR-7